UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 26, 2021

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Proxy Statement dated March 9, 2021 of Park National Corporation (“Park”) for Park’s 2021 Annual Meeting of Shareholders held on April 26, 2021 (the “2021 Annual Meeting”), in order to make the number of directors of Park allocated to each class more equal following the retirement of Julia A. Sloat when her term as a director expired immediately prior to the 2021 Annual Meeting, Jason N. Judd, who was then serving in the class of Park directors whose terms are to expire at the 2022 Annual Meeting of Shareholders of Park, resigned as a member of that class immediately prior to the 2021 Annual Meeting and as of such time, was appointed by the Park Board of Directors to the class of Park directors whose terms were to expire at the 2021 Annual Meeting. Mr. Judd was then one of the four directors nominated for re-election to the Park Board of Directors at the 2021 Annual Meeting.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

(a)Park National Corporation ("Park") held its 2021 Annual Meeting of Shareholders (the "2021 Annual Meeting") on April 26, 2021 as a virtual meeting via live webcast. At the close of business on March 1, 2021 (the record date for the 2021 Annual Meeting), there were 16,313,540 common shares outstanding and entitled to vote. At the 2021 Annual Meeting, 13,113,653, or 80.38%, of the outstanding Park common shares entitled to vote were represented by proxy or in person.

(b)(i) Directors elected at the 2021 Annual Meeting for a three-year term to expire at the 2024 Annual Meeting of Shareholders and the vote with respect to each such director (there were no other nominees):

	Number of Votes
	For	Against	Broker Non-Votes	Abstentions
F. William Englefield IV	10,358,450	719,562	1,979,284	56,357
Jason N. Judd	10,980,648	77,265	1,979,284	76,456
David L. Trautman	10,882,397	134,213	1,979,284	117,759
Leon Zazworsky	10,174,801	900,241	1,979,284	59,327

(ii) With respect to the vote to approve the non-binding advisory resolution to approve the compensation of Park's named executive officers as disclosed in the proxy statement for the 2021 Annual Meeting:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
10,769,254	226,954	1,979,284	138,161

(iii) With respect to the vote to ratify the appointment of Crowe LLP as Park's independent registered public accounting firm for the fiscal year ending December 31, 2021:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
12,956,203	128,396	—	29,054
(c)    Not applicable.

(d)    Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 27, 2021	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

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